UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2011

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2011, Ecolab Inc. (“Ecolab”) announced earnings for the third quarter ended September 30, 2011.  A copy of the News Release issued by Ecolab in connection with this report under Item 2.02 is attached as Exhibit (99) and incorporated by reference herein.  Ecolab also will publish the News Release on its website located at www.ecolab.com.

Item 8.01 Other Events.

On October 25, 2011, Ecolab issued a news release attached to this Current Report as Exhibit (99).  The news release contains an update on Ecolab’s contemplated merger with Nalco Holding Company, including comments from Douglas M. Baker, Jr., Ecolab’s Chairman, President and Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

(99)                                                   Ecolab Inc. News Release dated October 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: October 25, 2011	By:	/s/Michael C. McCormick
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99)	Ecolab Inc. News Release dated October 25, 2011.	Filed herewith electronically.